SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Income Builder Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2015.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Please Retain This Supplement for Future Reference

April 10, 2019
PROSTKR-29